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EXHIBIT 32.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


               In connection with the Annual Report of Consumers Bancorp, Inc. (the "Company") on Form 10-K for the year ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned officer of the Company does hereby certify that to his knowledge:

a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

b) The information contained in the Report Fairly presents, in all material respects, the financial condition and results of operations of the Company.





         /s/ Steven L. Muckley
------------------------------------------------
             Steven L. Muckley
         Chief Executive Officer
         Consumers Bancorp, Inc.
            September 29, 2003